UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2010

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-33633	26-0783366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1310 Seaboard Industrial Boulevard, Atlanta, Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

2010 Annual Meeting of Stockholders

Zep Inc. (the “Company” or the “Registrant”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, January 7, 2010. The proposals considered and approved by stockholders at the Annual Meeting were the following:

•	the election of three directors to the Board of Directors;

•	the approval of the Company’s Omnibus Incentive Plan; and

•	the ratification of the appointment of the independent public accounting firm.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2013 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Votes Withheld
Ronald D. Brown	18,252,151	73,762
Earnest W. Deavenport, Jr.	18,087,445	238,468
Sidney J. Nurkin	17,025,396	1,300,517

In addition to Messrs. Brown, Deavenport and Nurkin, the directors whose term of office continued after the meeting are as follows: John K. Morgan, J. Veronica Biggins, O.B. Grayson Hall, Jr., Joseph Squicciarino, and Timothy T. Tevens.

Approval of Omnibus Incentive Plan

On October 7, 2009, the Board of Directors adopted the Zep Inc. Omnibus Incentive Plan (the “Omnibus Plan”). Stockholder approval of the Omnibus Plan was necessary to qualify it under Section 162(m) of the Internal Revenue Code, thereby allowing the Company to deduct for federal income tax purposes all compensation paid under the Omnibus Plan to named executive officers. A more detailed description of the proposal to approve the Omnibus Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 19, 2009. Set forth below are the results of the vote for the approval of the Omnibus Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
15,946,735	2,296,331	82,847	3,285,754

Appointment of Independent Accounting Firm

A proposal to ratify the appointment of Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending August 31, 2010 was also presented at the Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of E&Y as the Company’s independent auditor:

Votes For	Votes Against	Abstentions	Broker Non-votes
19,955,723	40,893	25,972	1,589,079

Declaration of Dividend

On January 8, 2010 the Board of Directors of the Company declared a quarterly dividend of $0.04 per common share. The dividend is payable on February 1, 2010 to stockholders of record on January 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zep Inc.
(Registrant)

Date: January 12, 2010	/S/ C. FRANCIS WHITAKER, III
C. Francis Whitaker, III
Vice President, General Counsel and Secretary